Aberdeen Investment Funds

Aberdeen Global Select Opportunities Fund Inc.

Supplement dated April 8, 2014 to the Statutory Prospectus

dated March 3, 2014

The following replaces the first paragraph in the section entitled, “Distributions and Taxes — Income and Capital Gain Distributions”:

Each Fund intends to qualify each year as a regulated investment company under the Internal Revenue Code. As a regulated investment company, a Fund generally pays no federal income tax on the income and capital gains it distributes to you. Each Fund except the Total Return Bond Fund and the Global High Income Fund expects to declare and distribute its net investment income, if any, to shareholders as dividends annually. Each of the Total Return Bond Fund and the Global High Income Fund expects to declare and distribute its net investment income, if any, to shareholders as dividends monthly. Capital gains, if any, may be distributed at least annually. A Fund may distribute income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on a Fund. All income and capital gain distributions are automatically reinvested in shares of the applicable Fund. You may request in writing a payment in cash if the distribution is in excess of $5.

Please retain this Supplement for future reference.